                                RAYTHEON COMPANY
                                141 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421

                                                              March 8, 2002


L-3 Communications Corporation
600 Third Avenue
New York, New York 10016

Attention:   Christopher C. Cambria, Esq.
             Vice President, Secretary and General Counsel

Ladies and Gentlemen:

     Reference is hereby made to the Asset Purchase Agreement, dated as of January 11, 2002 (the "Agreement"), among Raytheon Company, a Delaware corporation ("Raytheon"), Raytheon Australia Pty Ltd., a corporation organized under the laws of Australia and a wholly-owned subsidiary of Raytheon ("Raytheon Australia") (Raytheon and Raytheon Australia are each individually referred to herein as a "Seller" and are collectively referred to herein as the "Sellers"), and L-3 Communications Corporation, a Delaware corporation (the "Buyer"). Defined terms used herein without definition have the meanings given them in the Agreement.

     The Sellers and the Buyer have agreed to amend the Agreement and certain Exhibits and Schedules in order to amend certain provisions thereof relating to, among other things, the retention of employees, the ASTOR Subcontract and transition services. Accordingly, the Parties are entering into this letter agreement to reflect such amendments.

     This letter will confirm the agreement of the Parties as follows:

     I.   Amendments

     1.1. Additional Buyers.

         (a) In accordance with Section 11.4 of the Agreement, L-3 Communications Corporation contemporaneously herewith has assigned its rights, interests and obligations under the Agreement to L-3 Communications Integrated Systems L.P., a Delaware limited partnership and a wholly-owned subsidiary of L-3 Communications Corporation (the "L-3 U.S. Subsidiary"), and to L-3 Communications Australia Pty Ltd., a corporation organized under the laws of Australia and a wholly-owned subsidiary of L-3 Communications Corporation (the "L-3 Australian Subsidiary"). The L-3 U.S. Subsidiary and the L-3 Australian Subsidiary shall from and after the date of this letter agreement each be considered a "Buyer" for purposes of the Agreement, and shall be subject to the rights and obligations of the Buyer under the Agreement,

L-3 Communications Corporation
March 8, 2002


from and after the date of this letter agreement. L-3 Communications Corporation hereby acknowledges that such assignment shall not relieve it of its obligations to the Sellers under the Agreement.

         (b) At the Closing, (i) the L-3 Australian Subsidiary shall acquire all of the Acquired Assets which are owned or held by Raytheon Australia as of the Closing (the "Australian Acquired Assets") and shall assume and agree to pay, perform and discharge when due all Assumed Liabilities of Raytheon Australia as of the Closing (the "Australian Assumed Liabilities") and (ii) the L-3 U.S. Subsidiary shall acquire all of the Acquired Assets other than the Australian Acquired Assets and the Real Estate Leases, which leases shall be acquired by L-3 Communications Corporation (the "U.S. Acquired Assets"), and shall assume and agree to pay, perform and discharge when due all Assumed Liabilities other than the Australian Assumed Liabilities and the Real Estate Leases, which leases shall be assumed by L-3 Communications Corporation (the "U.S. Assumed Liabilities"). The parties to the Ancillary Agreements to be executed pursuant to Section 1.3(b) of the Agreement shall be appropriately revised to reflect the terms of this Section 1.1(b) and, where appropriate, more than one version of an Ancillary Agreement, with different parties thereto, shall be executed.

         (c) Section 3.1 is hereby amended and restated in its entirety to read as follows:

          "3.1 Organization. L-3 Communication is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The L-3 U.S. Subsidiary is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware. The L-3 Australian Subsidiary is a corporation duly organized and validly existing under the laws of Australia."

         (d) Any notice, request, demand, claim or other communication required to be delivered under the Agreement to or by the Buyer shall be deemed delivered to or by the Buyer if it is delivered, in accordance with the terms of Section
11.5 of the Agreement, to or by, respectively, L-3 Communications Corporation. Any consent or waiver required of the Buyer under the Agreement shall be deemed given by the Buyer if it is given in writing by L-3 Communications Corporation.

     1.2. Retained Employees. Schedule 9.1 of the Agreement is amended and restated in its entirety to read as set forth on Exhibit A hereto. With respect to the addition of Gary Arnold to the list of Retained Employees set forth on
Schedule 9.1, the Parties hereby agree to the following additional amendments:

         (a) The "Letter Agreement dated October 23, 2001 between Raytheon Company and Gary Arnold" is hereby deleted from Schedule 2.12 to the Agreement.

L-3 Communications Corporation
March 8, 2002


         (b) The reference to Gary Arnold, his position and his annual rate of compensation is hereby deleted from Schedule 2.16 to the Agreement.

         (c) The reference to Gary Arnold and his position is hereby deleted from Schedule 10.12 to the Agreement.

         (d) The "Letter Agreement dated October 23, 2001 between Raytheon Company and Gary Arnold" is hereby deleted from Section 2.5(d) of the Schedule of Exceptions.

     1.3. Section 7.2.

         (a) Section 7.2(b) is hereby amended and restated in its entirety to read as follows:

          "(b) any failure by the Buyer to perform any covenant or agreement contained in this Agreement or the Ancillary Agreements, other than the Subcontract Agreement between Raytheon Systems Limited and the Buyer attached hereto as Exhibit M; or"

         (b) The following sentence is added as a new sentence at the end of
Section 7.2: "The Parties agree that the responsibility for any liabilities or costs that are covered by Condition 9(b) of the Subcontract Agreement between Raytheon Systems Limited and the Buyer attached hereto as Exhibit M shall be allocated as set forth in such Subcontract and are not covered by this Article VII."

     1.4. Assignment and Assumption of Leases. Exhibit D (Assignment and Assumption of Leases) to the Agreement is hereby amended to add E-Systems Technologies Holding, Inc., a Delaware corporation, as an "Assignor" and signatory under such Exhibit D.

     1.5. Supply Agreement Amendments.

         (a) Appendix E of Exhibit G (Supply Agreement - Raytheon as Customer) to the Agreement is amended and restated in its entirety to read as set forth on Exhibit B hereto.

         (b) Exhibit K (Supply Agreement - Raytheon Systems Canada, Ltd. as Supplier) to the Agreement is hereby amended to reflect the correct name of the
Supplier: Raytheon Canada Limited.

         (c) Appendix D of Exhibit J (Supply Agreement - Thales-Raytheon Systems Co., LLC as Supplier) to the Agreement is amended and restated in its entirety to read as set forth on Exhibit G hereto.

         (d) Appendix F of Exhibit F (Supply Agreement - Raytheon as Supplier) to the Agreement is amended and restated in its entirety to read as set forth on Exhibit H hereto.

L-3 Communications Corporation
March 8, 2002


         (e) Page 1 of Appendix D of Exhibit H (Supply Agreement " Raytheon Technical Services Company as Supplier) to the Agreement is amended and restated in its entirety to read as set forth on Exhibit I hereto.

     1.6. ASTOR Subcontract. Exhibit M (Subcontract Agreement with Raytheon Systems Limited) to the Agreement is hereby amended as set forth on Exhibit C hereto.

     1.7. Transition Services. Schedule I, Schedule II and Schedule III of Exhibit Q (Transition Services Agreement) to the Agreement are amended and restated in their entirety to read as set forth on Exhibit D hereto. The Agreement is hereby amended by adding Exhibit S (Transition Services Agreement) to the Agreement in the form attached hereto as Exhibit E, such Exhibit S to document the agreement relating to transition services between Raytheon Australia and L-3 Communications Australia Pty Ltd. and to be executed at the Closing.

     1.8. Australian Issues. The Parties agree as set forth on Exhibit F hereto with respect to certain Australian issues.

     1.9. Schedule 2.12. The Parties agree that section (a)(ii) of Schedule 2.12 to the Agreement is amended and restated in its entirety to read as set forth on Exhibit J hereto.

     1.10. Section 9.4. Section 9.4 of the Agreement is hereby amended by the addition of the following at the end thereof: "The monthly benefit rate used to calculate benefits from Raytheon under the Retirement Plan for Hourly Employees of the Greenville Division of E-Systems, Inc., of which Raytheon is the plan sponsor (the "Plan") shall be the rate in effect as of the earlier of the date the participant retires under the Plan and the date the participant terminates employment from the Buyer. Such rate shall never exceed $36.00 even though monthly rates negotiated in subsequent collective bargaining agreements by the Buyer and its successors may be higher."

     1.11. Section 10.4. Section 10.4 of the Agreement is hereby amended by the addition of the following at the end thereof: "Without limiting the foregoing, the Buyer shall use commercially reasonable efforts (in accordance with the standards set forth in Section 4.2) to arrange, as promptly as practicable, for replacement arrangements (which shall include a full and complete release of each Seller and their respective Affiliates), with respect to the following Seller Guarantees: Performance Corporate Guarantee No. 2490 issued on November 2, 2001 by Raytheon Company for benefit of Empresa Brasileira de Aeronautica S.A. (EMBRAER) in the amount of U.S.$ 10,728,592; and Performance Corporate Guarantee No. 2491 issued on November 2, 2001 by Raytheon Company for benefit of Empresa Brasileira de Aeronautica S.A. (EMBRAER) in the amount of U.S.$ 3,576,197. If the Buyer is unable to effect such replacement arrangements within 30 days following the Closing Date, the Buyer shall, for either or both of such Seller Guarantees which have not been replaced, deliver to Raytheon, on such 30th day, an irrevocable, unconditional standby letter of credit in favor of Raytheon in an amount equal to the amount of such Seller Guarantee or Guarantees, issued by a bank rated A or better by Standard & Poor"s, in form and substance reasonably satisfactory to Raytheon."

L-3 Communications Corporation
March 8, 2002

     1.12. Bank Account. Raytheon and the Buyer hereby agree (notwithstanding anything to the contrary in the Agreement) that (i) Fleet Bank Account No. 27852796 (the "Account"), which is owned and operated by Raytheon, shall be transferred by Raytheon to the Buyer as part of the transactions effected at the Closing and the Buyer shall honor all checks written on the Account which are outstanding as of the Closing and the amount of all such checks shall be Assumed Liabilities; (ii) Raytheon shall, on Monday, March 11, 2002, transfer, by wire transfer of immediately available funds, $18,638,589.82 into the Account (which amount represents the estimated amount of the overdraft of the Account as of the Closing Date), which funds (and any other funds therein) shall become property of the Buyer pursuant to this Agreement and shall be Acquired Assets; (iii) Raytheon shall issue checks as directed by the Buyer (including made payable to the Buyer, if so requested) from Saudi American Bank Account No. 132-3458 from time to time in an aggregate amount not to exceed 375,000 Saudi Riyads; and (iv) the Purchase Price and the Target Net Tangible Book Value shall be increased to $1,148,738,589.82 and $493,938,589.82, respectively.

     II.  Miscellaneous

     2.1. Except as amended as provided above, the Agreement remains in full force and effect and binding on the Parties in accordance with its terms.

     2.2. This letter agreement (including the documents referred to herein) together with the Agreement (as amended hereby and including all documents referred to therein), constitutes the entire agreement among the Buyer, on the one hand, and the Sellers on the other hand, and supersedes any prior agreements or understandings among the Buyer, on the one hand, and the Seller, on the other hand, and any representations or statements made by or on behalf of any Seller or any of their respective Affiliates to the Buyer, whether written or oral, with respect to the subject matter hereof, other than the Confidentiality Agreement. This letter agreement shall not be amended or waived except by a written instrument hereafter signed by each of the Parties hereto.

     2.3. This letter agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns and, to the extent specified herein or in the Agreement, their respective Affiliates.

     2.4. The language used in this letter agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

     2.5. THIS LETTER AGREEMENT AND ANY DISPUTES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE

L-3 Communications Corporation
March 8, 2002


THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF DELAWARE.


     2.6. This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This letter agreement may be executed by facsimile signature.

L-3 Communications Corporation
March 8, 2002



         Please sign where indicated below to confirm that the foregoing accurately reflects our agreement.

                               Very truly yours,

                               RAYTHEON COMPANY



                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                               RAYTHEON AUSTRALIA PTY LTD. (pursuant
                               to S127(1) of the Corporations Act 2001 (C"th))



                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:


ACCEPTED AND AGREED:

L-3 COMMUNICATIONS CORPORATION


By:
   --------------------------
   Name:
   Title:

L-3 Communications Corporation
March 8, 2002


L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.


By:   L-3 Communications AIS GP Corporation
      its general partner


By:
   ----------------------------------------
   Name:
   Title:



L-3 COMMUNICATIONS AUSTRALIA PTY LTD.
(pursuant to S127(1) of the Corporations Act 2001 (C'th))


By:
   ----------------------------------------
   Name:
   Title:


By:
   ----------------------------------------
   Name:
   Title:

                                                                    Exhibit A to
                                                                    ------------
                                                                Letter Agreement
                                                                ----------------

                                                                 Schedule 9.1 to
                                                                 ---------------
                                                        Asset Purchase Agreement
                                                        ------------------------

                               Retained Employees
                               ------------------

Richard R. Anderson

Gary Arnold

Bob Bearden

Mona R. Collins

Susie Fleming

Roy Larsen

Anthony O"Brien

Thomas Wheeler

Vince McKenzie

Kent Wong

Kevin Hennabry

Mike Romanczuk

                                                                    Exhibit B to
                                                                    ------------
                                                                Letter Agreement
                                                                ----------------



              Appendix E of Supply Agreement (Raytheon as Customer)
              -----------------------------------------------------

                                                                    Exhibit C to
                                                                    ------------
                                                                Letter Agreement
                                                                ----------------


         Exhibit M (Subcontract Agreement with Raytheon Systems Limited) to the Agreement is hereby amended as follows:

         On the cover page (Page 1), "36599N" is hereby inserted after "SUBCONTRACT NUMBER." Immediately after the words "FOR THE" insert the words "WORK AS DESCRIBED HEREIN ON THE ASTOR PROGRAMME."

         On page 2, in the first line, the Effective Date shall be 8 March 2002.

         In Paragraph 12 (Page 3), the words "This Subcontract shall be effective on the date last written and signature by both parties hereto providing" is hereby deleted in its entirety. In addition, at the end of what was the third line of that paragraph, the words "have been" are hereby replaced by the words "shall be."

         In Condition 1, for the definition of "Design Authority" (Page 8), "[______]" is hereby deleted and replaced with "05-123 Chapter 101".

         In Condition 3 (Pages 13-14), that entire provision is deleted in its entirety and replaced with the new Condition 3 set out in Exhibit C-1 hereto.

         In Condition 8(a) (Page 19), the reference to $108,760,957 and the subsequent bracketed note is replaced with "the dollar amount indicated as the total of the column entitled "Price" in Condition 3, as that amount may be adjusted by the Contractor in accordance with the provisions in Condition 3."

         In Condition 8 (page 19), the following new paragraph 8(b)(ii) is inserted in place of the existing paragraph 8(b)(ii): "the "Direct Cost of Materials" (as defined below) and work subcontracted by the Subcontractor; as used above, the term "Direct Cost of Materials" shall mean the purchase cost of materials, plus the following: (x) the customary material burden rates of the Subcontractor as applied to the purchase cost of materials, and (y) the customary general and administrative expense rates of the Subcontractor as applied only to the material burden. The foregoing rates shall be determined in accordance with the standards and practices under the Raytheon Company Aircraft Integration Systems Segment Cost Accounting Standards Board Disclosure Statement (or any government approved successor thereto) in effect at the time the materials are purchased."

         In Condition 9 (page 21), the following new paragraph 9(b) is added, and the existing paragraph (b) is relabeled as paragraph (c): "Contractor and Subcontractor recognize and agree that until Design Authority is transferred to Contractor, as required by this Subcontract, Subcontractor will act as Design Authority for the ASTOR System. Such transfer of Design Authority for the ASTOR System shall be in accordance with this Subcontract, including without limitation the Statement of Work contained in Annex G, but in any event shall occur when agreed and approved by the Authority. Regardless of whether Contractor or Subcontractor is acting as Design Authority for the ASTOR System, in the event that the ASTOR System or any sub-system, component, parts or equipment thereof fails to meet the required ASTOR System performance specification or other requirement:

     (i) due to (1) Contractor's delivery of CFR (including CFR delivered by third-party subcontractors) that do not meet the requirements of the applicable CFR specification and Annex G hereto or (2) erroneous or incomplete designs or specifications for the ASTOR System or any sub-system, component, parts or equipment thereof provided by Contractor or any of its affiliates (other than Subcontractor or its predecessor, i.e., the AIS Business as defined in the asset purchase agreement dated 11 January 2002 between Raytheon Company, Raytheon Australia Pty. Ltd. and L-3 Communications Corporation ("Predecessor")), then Contractor shall bear the full cost of (A) reasonable time spent by Subcontractor in determining that such failure to meet the required ASTOR System performance specification or other requirement was due to the cause described in this part (i); (B) obtaining replacement CFR that meets those requirements or, at Contractor's sole option, identifying and implementing alternative system or other sub-system level solutions; (C) compensating Subcontractor for additional expenses and/or labour costs incurred in the delays resulting from the need to obtain replacement CFR and/or reperform services with respect to such replacement CFR; and (D) any other liabilities therefor. If Subcontractor incorrectly claims that Contractor is responsible for costs pursuant to this part (i), then Subcontractor shall reimburse Contractor for its costs resulting from such claim.

     (ii) due to erroneous or incomplete designs or specifications for the ASTOR System or any sub-system, component, parts or equipment thereof (except for those sub-systems identified in part (iii) below) provided by Subcontractor or its Predecessor occurring before the Effective Date, then Contractor and Subcontractor shall work together in order to minimize the costs to be incurred, to the extent technically feasible and in a manner consistent with the Authority's instructions, where relevant, (individually and/or jointly) with respect to (A) reasonable time spent in determining that such failure to meet the required ASTOR System performance specification or other requirement was due to the cause described in this part (ii); (B) (i) redesigning and respecifying the ASTOR System or any such sub-system, component, parts or equipment which were both designed and specified by Subcontractor or its Predecessor and (ii) respecifying (but not redesigning) the ASTOR System or any such sub-system, component, parts or equipment which were specified (but not designed) by Subcontractor or its Predecessor; (C) (i) redesigning (but not respecifying) the ASTOR System or any such sub-system, component, parts or equipment which were specified (but not designed) by Subcontractor or its Predecessor and (ii) whether or not designed by Subcontractor or its Predecessor, modifying all CFR or manufacturing new CFR; (D) causing other subcontractors or third parties to modify CFR or manufacture new CFR; (E) additional expenses and/or labour costs incurred by either Contractor or Subcontractor in the delays resulting from the actions described in (A), (B), (C) and (D) above (including without limitation the payment of liquidated damages to any third parties) and then reperforming services with respect to such replacement designs, specifications and/or CFR; and (F) any other liabilities therefor. Any work or rework, including redesign undertaken by the Subcontractor pursuant to this part (ii) and any reimbursement of costs thereof shall be subject to the procedures set forth in Condition 31 below, except that the third sentence of Condition 31(b) shall not apply. Subcontractor shall bear all its costs incurred under part (ii)(A) and (B) hereof, and reasonable costs incurred by Contractor in providing any assistance requested by Subcontractor in connection therewith. Contractor and Subcontractor further agree that the aggregate costs incurred by them, either individually or jointly, under part (ii)(C), (D), (E) and

(F) hereof shall be divided equally between them on the basis of Contractor being responsible for fifty percent (50%) of those costs and Subcontractor being responsible for the remaining fifty percent (50%) of those costs; provided, however, that for the aggregate costs incurred under part (ii)(C), (D), (E) and
(F) in excess of Forty Million Dollars (US$40,000,000), Contractor shall be 100% responsible for such costs (i.e., Subcontractor"s maximum costs incurred under part (ii)(C), (D), (E) and (F) shall not exceed Twenty Million Dollars (US$20,000,000). On a calendar quarterly basis, each party shall report to the other party its costs incurred under part (ii)(C), (D), (E) and (F) during such quarter, with appropriate supporting documentation as required in Condition 31 below; provided, however, that Contractor shall only be required to provide such reports until such aggregate amount is reached. To the extent Contractor provides to Subcontractor financial data in such reports, Subcontractor agrees that it will treat such data as confidential and will restrict access to such data to the same extent that Contractor has agreed to similar protections in Condition 41(e) below with respect to Subcontractor's financial data. If, prior to the time that such aggregate amount is reached, one party (the "first party") incurred (whether individually or jointly with the other party) during such quarter a percentage of those costs greater than the percentage for which it is responsible, the other party (the "second party") shall, within ten (10) days after a written request from the first party, pay whatever amount to the first party that is necessary in order to reduce the first party's costs to the percentage of those costs that is envisioned in the cost sharing percentages stated above. To the extent that liquidated damages would otherwise be recoverable by Contractor in accordance with Condition 19 below due to delays described in this part (ii), such liquidated damages shall not be recoverable by Contractor and this Condition 9(b)(ii) constitutes an express written waiver of Contractor's right to recover such liquidated damages, for the purposes of Condition 19(e) below. If either Contractor or Subcontractor incorrectly claims that the other party is responsible for costs pursuant to this part (ii), then the claiming party shall reimburse the other party for such other party's costs resulting from such claim.

     (iii) due to erroneous or incomplete designs or specifications provided by Subcontractor for those sub-systems awarded to other subcontractors by either Contractor or Subcontractor after the Effective Date (including without limitation related Subcontractor designs and specifications), then Subcontractor shall be 100% responsible for the types of costs described in part (ii)(A), (B),
(C), (D), (E) and (F) above.

         Contractor and Subcontractor agree that if Contractor or an affiliate of Contractor is required to pay, or assume responsibility for, any amounts or liabilities pursuant to this Condition 9(b)(ii), the Purchase Price under the Asset Purchase Agreement of even date herewith by and among Raytheon Company, Raytheon Australia Pty Ltd. and Subcontractor (the "Asset Purchase Agreement") shall be deemed reduced for all purposes of the Asset Purchase Agreement by such additional amounts or liabilities."

         In Condition 14(d) (page 28), the following phrase is added at the end of the first sentence: "; provided, that the Subcontractor"s performance is the exclusive cause of the payment being withheld by the Authority".

         The title of Condition 19 shall be changed to "Liquidated Damages and Success Fees".

         In Condition 19 (page 34), the following language is added at the end of paragraph 19(c): "It is further agreed, that in the event that Subcontractor satisfies the requirements described in any of parts (x), (y) and (z) below by the date specified in such part, Contractor shall be required to pay Subcontractor, in addition to any and all other amounts payable to Subcontractor under this Subcontract, by way of a success fee the following amount for each such part:

               (x) delivery of Air Platform Number 1 on or before August 1, 2004 -- US$3,146,814;

               (y) completion of all of Subcontractor's obligations with respect to the Logistical Support Date (as defined in the Statement of Work) on or before April 1, 2004 -- US$675,468; and

               (z) completion of installation of all training equipment into the Mission Operating Base on or before April 1, 2004 - US$945,618.

         The total amount of success fees which might be become payable to Subcontractor hereunder shall not exceed US$4,767,900."

         Conditions 19(d), (e) and (f) shall be renumbered accordingly.

         In Condition 19(f) (Page 34), insert the following after the word payable: ", and the right of the Subcontractor to obtain a Success Fee shall not be prejudiced,".

         At the end of Condition 19(f) (Page 34), add the following before the period: "or where the delay has been approved by the Authority or the Contractor."

         In Condition 25(c), line 2 (Page 44), "[(to be inserted)]" is hereby deleted and replaced with "JLK/L3/LET001". Annex N is set out in Exhibit C-7 hereto.

         In Condition 28(a), line 4 (Page 50), the phrase "except Contractor Furnished Requirements (CFR) which fail to meet the applicable CFR specification and SOW" is hereby inserted at the end of the second sentence.

         In Condition 28(b)(ii) (Page 50), the words "applicable and relevant" are hereby inserted after the word "the" and before the word "requirements."

         In Condition 28(c)(i) (Page 50), the parenthetical is hereby deleted in its entirety and replaced with "(other than CFR provided by Contractor which fail to meet the applicable CFR specification and SOW and those parts described in paragraph c.ii below)."

         In Condition 37(c) (Page 64), the words "and the Contractor's liability in respect to CFR supplied to the Subcontractor shall, in any event, cease with effect from the time that the CFR is made available or offered on such dates as may be agreed between the Parties." are hereby deleted and replaced with ". Nothing herein shall relieve Contractor of any obligation to timely deliver to Subcontractor CFR that meets the requirements of the applicable CFR specification and SOW."

         In Condition 37(j) (Page 65), the following sentence shall be added as the third sentence: "In the event Contractor and Subcontractor are unable to agree whether delay or additional cost are attributable to Contractor"s failure, Subcontractor shall be entitled to submit a claim to Contractor in accordance with Condition 31, except that the third sentence of Condition 31(b) shall not apply."

         In Condition 37(l), line 1 (Page 65), the words "in accordance with Condition 31" shall be added after the word "Subcontractor" and before the comma.

         In Condition 41 (Page 70), renumber the existing sub-clauses 41(e) and 41(f) as sub-clauses 41(f) and 41(g), respectively, and insert a new sub-clause 41(e) as follows: " Without prejudice to sub-clause 24.11, where the Subcontractor provides to the Contractor financial data, in the form of particulars of labour rates or actual costs incurred, the Contractor agrees that it will treat such data as confidential and will restrict access to such data only to Contractor employees working on and having a need to receive such data in connection with the ASTOR Programme, and to senior management of the Contractor"s parent and affiliate companies having a need to receive such data for use on the ASTOR Programme. The Parties shall put in place internal measures to ensure the requirements of this sub-clause are implemented at all levels."

         In Condition 41, in sub-clause 41(e) (now renumbered (f)), line 2 (Page
70), "of even date herewith" is deleted and replaced with "dated 11 January
2002."

         In Condition 41, in sub-clause 41(e) (now renumbered (f)), line 3 (Page
70), "[Buyer]" is hereby deleted and replaced with "L-3 Communications Corporation."

         In Condition 43(a), line 3 (Page 72), "[(to be inserted)]" is hereby deleted and replaced with the following: "Legal Counsel, AIS."

         In Condition 43 (a), lines 4-5 (Page 72), "[(to be inserted)]" is hereby deleted and replaced with the following: "President, AIS."

         Annex A is hereby deleted in its entirety and replaced with the new Annex A set out in Exhibit C-2 hereto.

         In Annex B, lines 1-3 (beginning "NOTE: Raytheon shall determine. . .) and the chart entitled "Engineering Services (US DOLLARS $)" are hereby deleted, and replaced with the chart set out in Exhibit C-3 hereto.

         The text and tables of Annex E are hereby deleted in their entirety and replaced with the following: " The Contractor Furnished Equipment to be provided to the Subcontractor shall be as set forth in the ASTOR Deliverables Database (hereinafter referred to as "ADDS") and the Government Furnished Supplies Database (hereinafter referred to as "GFSD"), as the same may be from time to time amended by agreement between the Parties. The ADDS and GFSD shall be held and maintained in accordance with a procedure to be agreed hereafter between the Parties."

         Annex F is hereby deleted in its entirety and replaced with the new Annex F set out in Exhibit C-4 hereto.

         Annex F1 is hereby deleted in its entirety and replaced with the new Annex F1 set out in Exhibit C-5 hereto.

         Annex G is hereby deleted in its entirety and replaced with the new Annex G set out in Exhibit C-6 hereto.

         In Annex H (Page 261), lines 1-3 (beginning "[NOTE: The Technical Specification. . .") are hereby deleted in their entirety, and replaced with the following: "As Design Authority for the ASTOR System and subject to Condition 9(b), the Subcontractor agrees to perform its obligations under the Subcontract in accordance with the Technical Specification which is set out in Annex A to Contract CIS4B/9 dated 17 December 1999, and which is already in the possession of the Subcontractor"s ASTOR Programme Office as of the Effective Date. Nothing herein shall relieve Contractor of any obligation to timely deliver to Subcontractor CFR that meets the requirements of the applicable CFR specification and SOW."

         In Annex I (Page 262) lines 1-3 (beginning "[NOTE: The Acceptance Specification. . .") are hereby deleted in their entirety, and replaced with the following: "As Design Authority for the ASTOR System and subject to Condition 9(b), the Subcontractor agrees to perform its obligations under the Subcontract in accordance with the Acceptance Specification which is set out in Annex C to Contract CIS4B/9 dated 17 December 1999, and which is already in the possession of the Subcontractor"s ASTOR Programme Office as of the Effective Date. Nothing herein shall relieve Contractor of any obligation to timely deliver to Subcontractor CFR that meets the requirements of the applicable CFR specification and SOW. "

         In Annex N (Page 286), "[To be provided by RSL]" is hereby deleted, and the words attached hereto as Exhibit C-7 are inserted in place thereof.

         Annex P (Pages 288 - 291) is hereby deleted in its entirety and replaced with the new Annex P set out in Exhibit C-8 hereto.

         In Annex R (Pages 300-302), the Contractor has exercised its right to amend that Annex. Annex R is hereby deleted in its entirety and replaced with the new Annex R set out in Exhibit C-9 hereto.

                                   EXHIBIT C-1

                     CONDITION 3 - SCHEDULE OF REQUIREMENTS

3.   SCHEDULE OF REQUIREMENTS

The Subcontractor shall design, develop, manufacture and supply to the Contractor, who shall purchase and where appropriate, take delivery of the Articles and/or Services specified below in accordance with the terms and conditions of the Subcontract, including without limitation the obligations set forth in Condition 4 below.

  ITEM NO   TASK                                                                        COST       6% FEE              PRICE
     1      FLIGHT DECK MODIFICATION                                               $  6,538,956    $ 392,337       $  6,931,293
     2      MAIN AIRCRAFT CABIN MODIFICATION                                       $  2,842,654    $ 170,559       $  3,013,213
     3      MISSION EQUIPMENT                                                      $ 10,138,694    $ 608,321       $ 10,747,015
     4      ELECTRICAL SYSTEM MODIFICATIONS                                        $  1,620,609    $  97,237       $  1,717,846
     5      WORKSTATION AND EQUIPMENT RACKS                                        $  1,212,753    $  72,765       $  1,285,518
     6      ELECTRICAL SYSTEM SUPPORT EQUIPMENT                                    $    138,570    $   8,314       $    146,884
     7      ENVIRONMENTAL CONTROL                                                  $  3,997,798    $ 239,868       $  4,237,666
     8      STRUCTURAL MONITORING                                                  $    511,929    $  30,716       $    542,645
     9      INTERFERENCE CANCELLATION SYSTEM                                       $     18,533    $   1,112       $     19,645
    10      WORKSTATION/SERVER SOFTWARE DESIGN, DEVELOPMENT,
            TEST & INTEGRATION
   10.1              Test & Integration                                            $    954,164    $  57,250       $  1,011,414
   10.2              Software Testing                                              $    424,683    $  25,481       $    450,164
   10.3              Technical Operations and Support Documents                    $    442,274    $  26,536       $    468,810
                     - Version Description Document, Software User
                     Manual, Software Quality Programme Plan, Software
                     Configuration Plan, Software Problem Reports,
                     Software Transition Plan
   10.4              Track Manager and Control Reporting/System                    $  6,637,042    $  398,223      $  7,035,265
                     Server Software
    11      SUPPORT SEGMENT DESIGN, DEVELOPMENT, TEST AND INTEGRATION              $  5,232,370    $  313,942      $  5,546,312
   11.1     Integration of the Mission Planning and Mission Replay
            Facility Software                                                      $    188,957    $   11,337      $    200,294
    12      TRAINING SUBSYSTEM INCLUDING ICD'S, TEST PROCEDURES,
            (EXCLUDING FBFCT)                                                      $  3,778,916    $  226,735      $  4,005,651
    13      THE FIRST ARTICLE INSTALLATION, INTEGRATION AND TEST
   13.1              Integration & Test                                            $  5,082,340    $  304,940      $  5,387,280
   13.2              Aircraft System Test                                          $    489,039    $   29,342      $    518,381
   13.3              Flight Test Programme                                         $  2,055,334    $  123,320      $  2,178,654
   13.4              Aerodynamic Validation                                        $     47,359    $    2,842      $     50,201
    14      STUDIES - AIR PLATFORM SIGNATURE MEASUREMENT STUDY,                    $   (126,137)   $   (7,568)     $   (133,705)
            MARITIME SEGMENT STUDY, NBC STUDY.
    15      ALL TASKS ASSOCIATED WITH TRANSITION                                   $    263,204    $   15,792      $    278,996
    16      INTEGRATED LOGISTICS SUPPORT PROGRAMME
   16.1              Technical Manuals                                             $  4,711,759    $  282,706      $  4,994,465
   16.2              Support Equipment                                             $  1,009,475    $   60,569      $  1,070,044
   16.3              Training Curriculum                                           $  2,866,511    $  171,991      $  3,038,502
   16.4              Spares Provisioning                                           $    332,419    $   19,945      $    352,364
   16.5              Tooling                                                       $  1,025,946    $   61,557      $  1,087,503
   16.6              LSA Tasks/LORA                                                $  1,283,170    $   76,990      $  1,360,160
   16.7              Human Factors engineering services                            $    797,355    $   47,841      $    845,196
   16.8              Reliability, Maintainability and                              $    309,578    $   18,575      $    328,153
   16.9              Failure Modes and Effects Criticality                         $     79,594    $    4,776      $     84,370
   16.10             Data Reporting and Corrective Action System                   $    273,656    $   16,419      $    290,075
    17      SAFETY                                                                 $    346,248    $   20,775      $    367,023
    18      CONFIGURATION MANAGEMENT                                               $  1,836,283    $  110,177      $  1,946,460
    19      QUALITY ASSURANCE - SOURCE INSPECTION, ACCEPTANCE,                     $  2,083,260    $  124,996      $  2,208,256
            PLANS, PROCEDURES, REPORTS AND CERTIFICATION.
    20      DESIGN CERTIFICATION, AIRWORTHINESS AND MILITARY AIRCRAFT RELEASE      $  1,818,207    $  109,092      $  1,927,299
    21      PROGRAMME MANAGEMENT                                                   $ 26,895,543    $1,613,732      $ 28,509,275
    22      SYSTEM ENGINEERING                                                     $ 10,586,986    $  635,219      $ 11,222,205
    23      MISCELLANEOUS MATERIAL                                                 $ 10,412,662    $  624,760      $ 11,037,422
    24      PAINT                                                                  $     38,815    $    2,329      $     41,144

            TOTAL                                                                  $119,197,508    $7,151,850      $126,349,358

Notwithstanding anything contained in this Condition 3 to the contrary, the Contractor shall have the right, exercisable upon written notice to the Subcontractor before the date which is forty-five (45) days after the Effective Date, to decrease the costs and prices set forth above in an aggregate amount (which aggregate amount shall be allocable by the Contractor to the applicable line items set forth above) equal to the sum of (i) the costs incurred by the AIS Business (as defined in the Asset Purchase Agreement) during the period starting as of 26 January, 2002 and ending as of the Effective Date in the performance of work with respect to Articles and Services (as defined hereunder) and (ii) an amount equal to six percent (6%) of such costs.

                                                      EXHIBIT C-2


                                                ANNEX A - DELIVERY SCHEDULE

---------- ----------------------------------------------------------- ------------- ----------------------------
ITEM                                                                   UNIT            SCHEDULED DELIVERY DATE
NO.                               DESCRIPTION                          REFERENCE

-----------------------------------------------------------------------------------------------------------------
DESIGN AND DEVELOPMENT

-----------------------------------------------------------------------------------------------------------------
1          Design and Development of the Air System (Air Platform
           with Integrated Mission System)                                 Lot                     February - 08
---------- ----------------------------------------------------------- ------------- ----------------------------
2          Design and Development of the Operational Level Ground
           Station (OLGS)                                                  Lot                     February - 08
---------- ----------------------------------------------------------- ------------- ----------------------------
3          Design and Development of the Tactical Ground Station
           (TGS)                                                           Lot                     February - 08
---------- ----------------------------------------------------------- ------------- ----------------------------
4          Design and Development of the Main Operating Base (MOB)
           Mission Planning and mission Data Replay Facility,
           including the Crew Briefing Facility and the Forward            Lot                        April - 04
           Operating Base (FOB) Mission Data Replay Facility
---------- ----------------------------------------------------------- ------------- ----------------------------
5          Design and Development of the Portable Mission Planner
           (PMP) and Crew Briefing facilities                              Lot                        April - 04
-----------------------------------------------------------------------------------------------------------------

PRODUCTION

-----------------------------------------------------------------------------------------------------------------

AIR SYSTEMS


-----------------------------------------------------------------------------------------------------------------
6          Produce and supply ASTOR Air Platform                          1 Lot                      August - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
7          Group "A" Kits
           Aircraft #2                                                               March 03
           Aircraft #3                                                               February 04
           Aircraft #4                                                               November 04
           Aircraft #5                                                               September 05

---------- ----------------------------------------------------------- ------------- ----------------------------
7-1        6123-00100 Placard Installation (Mech)                         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-2        6123-02000 Seat Installation - Top (Mech)                      4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-3        6123-03000 Floor Modifications - Complete (Mech)               4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-4        6123-05000 Installation - Liner/Sidewall/Acoustics (Mech)      4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-5        6123-06000 Environmental Control Systems (Mech/Elect)          4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-6        6123-08000 Crew Rest Provisions - Structural (Mech)            4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-7        6123-09000 System Installation - Crew Rest (Elect)             4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-8.       6123-10000 System Installation - Avionics Modifications        4 Lots
           (Mech/Elect)
---------- ----------------------------------------------------------- ------------- ----------------------------
7-9        6123-11000 Oxygen System Installation (Mech/Elect)             4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-10       6123-12000 System Installation- Antennas (Mech)                4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-11       6123-14000 Console Installation (Mech/Elect)                   4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-12       6123-15000 System Installation-Radomes/Fairings (Mech)         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------

---------- ----------------------------------------------------------- ------------- ----------------------------
ITEM                                                                   UNIT            SCHEDULED DELIVERY DATE
NO.                               DESCRIPTION                          REFERENCE

-----------------------------------------------------------------------------------------------------------------
7-13       6123-16000 Miscellaneous Bracketry Installation (Mech)         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-14       6123-17000 Hydraulic Modifications Complete (Mech)             4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-15       6123-20000 Flight Deck Modification (Mech/Elect)               4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-16       6123-25000 System Installation-INTERPHONE (ICCS) (Elect)       4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-17       6123-28000 System Installation-POWER DISTR (Elect)             4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-18       6123-30000 System Installation-TACAN (Elect)                   4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-19       6123-31000 System Installation-DIGITAL DATA BUS (Elect)        4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-20       6123-33000 System Installation-V/UHF COMMS (Elect)             4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-21       6123-40000 System Installation-CMDS (Elect)                    4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-22       6123-41000 System Installation-GPS (Elect)                     4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-23       6123-42000 Miscellaneous/Emergency Equip Installation          4 Lots
           (Mech)
---------- ----------------------------------------------------------- ------------- ----------------------------
7-24       6123-47000 System Installation - LIGHTING (Mech/Elect)         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-25       6123-48000 Countermeasures Installations - Structural          4 Lots
           (Mech)
---------- ----------------------------------------------------------- ------------- ----------------------------
7-26       6123-50000 Major Structure Installations (Mech)                4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-27       6123-51000 Lateral Stability Enhancements (Mech)               4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-28       6123-58000 System Installation-LINK-16 (Elect)                 4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-29       6123-60000 System Installation-NARROWBAND DATALINK (Elect)     4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-30       6123-61000 System Installation - Dual Mode Radar (Elect)       4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-31       6123-62000 System Installation-HF COMMS (Elect)                4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-32       6123-64000 Rack System Installation - A/C (Mech/Elect)         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-33       6123-67000 System Installation-SECURE COMMS (Elect)            4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-34       6123-68000 System Installation-WIDE BAND DATALINK (Elect)      4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-35       6123-69000 System Installation-SMOKE DETECTION (Elect)         4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-36       6123-83000 System Installation-SATCOM (Elect)                  4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-37       6123-84000 System Installation-ICS (Elect)                     4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-38       6123-85000 System Installation-OTP (Elect)                     4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-39       6123-88000 System Installation-IFF (Elect)                     4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-40       6123-89000 System Installation-RWR (Mech/Elect)                4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-41       6123-90000 System Installation- SIMS (Mech/Elect)              4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-42       6123-91000 System Installation- MWS (Mech/Elect)               4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-43       6123-92000 System Installation- TOWED DECOY (Elect)            4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------
7-44       6123-93000 System Installation-TCAS (Elect)                    4 Lots
---------- ----------------------------------------------------------- ------------- ----------------------------

GROUND STATIONS

-----------------------------------------------------------------------------------------------------------------
8          Software for the Ground Station Work Station Server              1                        August - 04
---------- ----------------------------------------------------------- ------------- ----------------------------

-----------------------------------------------------------------------------------------------------------------

---------- ----------------------------------------------------------- ------------- ----------------------------
ITEM                                                                   UNIT            SCHEDULED DELIVERY DATE
NO.                               DESCRIPTION                          REFERENCE

-----------------------------------------------------------------------------------------------------------------
MISSION PLANNING, BRIEFING AND REPLAY FACILITIES

-----------------------------------------------------------------------------------------------------------------
9          Produce and supply a Mission Planning and Mission Data
           Replay Facility, including Crew Briefing facilities at           1                         April - 04
           the Main Operating Base (MOB)
---------- ----------------------------------------------------------- ------------- ----------------------------
10         Produce and supply Portable Mission Planning and Crew
           Briefing Facilities                                              1                         April - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
                                                                            2                         April - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
11         Produce and supply Forward Operating Base (FOB) Mission
           Data Replay Facilities                                           1                         April - 04
-----------------------------------------------------------------------------------------------------------------

SOFTWARE

-----------------------------------------------------------------------------------------------------------------
12         Provision of software licences for L-3 developed software       Lot                        April - 04
-----------------------------------------------------------------------------------------------------------------

SUPPORT FACILITIES

-----------------------------------------------------------------------------------------------------------------
13         Mission System Reference Sample Facility (MSRSF) for the
           MOB                                                              1               Complete by Aug - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
14         Provision of a Standard Interface for Multiple Platform
           Link Evaluation (SIMPLE)                                         1             Complete by April - 04
-----------------------------------------------------------------------------------------------------------------

INTEGRATED LOGISTIC SUPPORT & MANAGEMENT

-----------------------------------------------------------------------------------------------------------------
15-1       Implementation of ILS, including LSAR generation and
           maintenance in accordance with DEFSTAN 00-60 during             Lot                        April - 04
           Development and Production until LSD
---------- ----------------------------------------------------------- ------------- ----------------------------
15-2       Development and production of all Technical Documentation
           and Data                                                        Lot                        April - 04
-----------------------------------------------------------------------------------------------------------------

SUPPORT & TRAINING EQUIPMENT

-----------------------------------------------------------------------------------------------------------------
16         Provision of Support and Test Equipment, Training
           Equipment and Spares:
---------- ----------------------------------------------------------- ------------- ----------------------------
16-1       Aircraft Support and Test Equipment                             Lot                        April - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
16-2       Ground Station Support and Test Equipment                       Lot                        April - 04
---------- ----------------------------------------------------------- ------------- ----------------------------
16-3       Provision of all training equipment derived as in
           accordance with the Training Development Plan and               Lot                        April - 04
           Training Needs Analysis (TNA)
-----------------------------------------------------------------------------------------------------------------

IN-SERVICE RELIABILITY DEMONSTRATION

-----------------------------------------------------------------------------------------------------------------
17         Provision of support to the In-Service Reliability
           Demonstration (ISRD)                                            Lot              Complete by Feb - 08
-----------------------------------------------------------------------------------------------------------------

                                                       EXHIBIT C-3


------------------------------------------------------------------------------------------------------------------------------------
                    POOL DESCRIPTION                                   DESCRIPTION        CURRENT DOD RATES FULLY BURDENED THROUGH
                                                                                                     TOTAL COST (NO FEE)
------------------------------------------------------------------------------------------------------------------------------------
                                             LABOR CATEGORIES                               JAN02-     JAN03-     JAN04-     JAN05-
                                                                                            DEC02      DEC03      DEC04      DEC05
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS ENGINEERING                                       SYSTEMS ENGINEERING              $116.29    $120.89    $125.12    $129.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          PROJECT SYSTEMS                  $116.29    $120.89    $125.12    $129.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          AIRWORTHINESS /FLIGHT TEST /DAS  $116.29    $120.89    $125.12    $129.67
------------------------------------------------------------------------------------------------------------------------------------
AERO                                                      AERO                             $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          ELECTRICAL DESIGN                $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          STRUCTURAL DESIGN                $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          MECHANICAL DESIGN                $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          THERMAL/FLUID DYNAMICS           $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          ACCOUSTICS                       $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          AERODYNAMICS                     $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          MECHANICAL SYSTEMS               $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          AERO SCIENCE                     $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          AERO TEST                        $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          MASS PROPERTIES                  $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          STRESS ANALYSIS                  $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          STRUCTURAL DYNAMICS              $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          AERO DEVELOPMENT LAB             $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          ENGINEERING SERVICES             $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          HUMAN FACTORS                    $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          RELIABILITY/MAINTAINABILITIY     $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          SYSTEMS SAFETY                   $101.82    $105.85    $109.55    $113.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          LIAISON ENGINEERING              $108.64    $112.94    $116.89    $121.15
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
HARDWARE/SOFTWARE DEVEL.                                  EMC                              $106.43    $110.65    $114.51    $118.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          EMI                              $106.43    $110.65    $114.51    $118.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          HARDWARE ENGINEERING             $106.43    $110.65    $114.51    $118.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          MSTF                             $106.43    $110.65    $114.51    $118.67
------------------------------------------------------------------------------------------------------------------------------------
                                                          SOFTWARE ENGINEERING             $106.43    $110.65    $114.51    $118.67
------------------------------------------------------------------------------------------------------------------------------------
TECHNICAL PUBLICATIONS                                    CONFIGURATION MANAGEMENT         $83.20      $86.49    $89.51     $92.78
------------------------------------------------------------------------------------------------------------------------------------
                                                          INTEGRATED LOGISTICS SUPPORT     $83.20      $86.49    $89.51     $92.78
------------------------------------------------------------------------------------------------------------------------------------
                                                          LOGISTICS SUPPORT ANALYSIS       $83.20      $86.49    $89.51     $92.78
------------------------------------------------------------------------------------------------------------------------------------
                                                          TECHNICAL PUBLICATIONS           $83.20      $86.49    $89.51     $92.78
------------------------------------------------------------------------------------------------------------------------------------
REPRO                                                     REPRODUCTION                     $52.99      $55.08    $57.01     $59.08
------------------------------------------------------------------------------------------------------------------------------------
PROGRAM MANAGEMENT                                        MATL PROGRAM MANAGER             $99.19     $103.12    $106.72    $110.61
------------------------------------------------------------------------------------------------------------------------------------
                                                          PROGRAM CONTROLS                 $99.19     $103.12    $106.72    $110.61
------------------------------------------------------------------------------------------------------------------------------------
                                                          PROGRAM MANAGEMENT               $99.19     $103.12    $106.72    $110.61
------------------------------------------------------------------------------------------------------------------------------------
PROGRAMMERS                                               PROGRAMMERS                      $98.85     $102.78    $106.36    $110.24
------------------------------------------------------------------------------------------------------------------------------------
                                         MANUFACTURING BURDEN POOL
------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL FAB                                            MECHANICAL FAB/ASSY              $82.40      $85.72    $88.43     $91.66
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOOLING                          $82.40      $85.72    $88.43     $91.66
------------------------------------------------------------------------------------------------------------------------------------
HANGAR,DOCK & LINE / SUPT SHOPS                           AIRCRAFT SUPPORT                 $80.52      $83.79    $86.46     $89.65
------------------------------------------------------------------------------------------------------------------------------------
                                                          A/C PAINT                        $80.52      $83.79    $86.46     $89.65
------------------------------------------------------------------------------------------------------------------------------------
                                                          HANGAR, DOCK & LINE              $70.15      $73.00    $75.32     $78.09
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL/ELECTRONIC FAB & PILOT ASSY                    ELECTRICAL FAB/ASSY              $70.90      $73.81    $76.18     $79.01
------------------------------------------------------------------------------------------------------------------------------------
                                                          ELECTRONIC FAB                   $70.90      $73.81    $76.18     $79.01
------------------------------------------------------------------------------------------------------------------------------------
                                                          PILOT ASSY                       $70.90      $73.81    $76.18     $79.01
------------------------------------------------------------------------------------------------------------------------------------
QUALITY ASSURANCE / TEST                                  DATA SUPPORT                     $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          FLIGHT OPERATIONS                $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          FAA SUPPORT                      $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          PROCUREMENT QA                   $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          QUALITY ENGINEERING              $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          SOFTWARE QA                      $78.59      $82.07    $84.92     $88.25
------------------------------------------------------------------------------------------------------------------------------------
                                                          TEST, MFG                        $104.22    $108.79    $112.55    $116.95
------------------------------------------------------------------------------------------------------------------------------------
QUALITY CONTROL                                           NDI                              $58.61      $61.18    $63.30     $65.76
------------------------------------------------------------------------------------------------------------------------------------
PLANNING                                                  PRODUCTION PLANNING              $71.56      $74.81    $77.47     $80.56
------------------------------------------------------------------------------------------------------------------------------------
DEDICATED DEPOT / LOGISTICS                               DEDICATED DEPOT                  $53.65      $56.00    $57.92     $60.17
------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSING                                               PACKING & CRATING                $48.92      $50.93    $52.58     $54.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                LIMITED OVERHEAD (FRINGE ONLY) BURDEN POOL
------------------------------------------------------------------------------------------------------------------------------------
SECURITY SERVICES                                         SECURITY                         $40.25      $42.12    $43.82     $45.61
------------------------------------------------------------------------------------------------------------------------------------
CONTROL TOWER                                             CONTROL TOWER                    $52.66      $55.11    $57.33     $59.68
------------------------------------------------------------------------------------------------------------------------------------
                                            MATERIAL CATEGORIES
------------------------------------------------------------------------------------------------------------------------------------
                                       REGULAR MATERIAL BURDEN POOL
------------------------------------------------------------------------------------------------------------------------------------
REGULAR MATERIAL                                          SHOP OFFLOAD REGULAR              110%        110%      110%       109%
------------------------------------------------------------------------------------------------------------------------------------
                                                          PURCH PTS REGULAR                 110%        110%      110%       109%
------------------------------------------------------------------------------------------------------------------------------------
                                                          SUBCONTRACTS REGULAR              110%        110%      110%       109%
------------------------------------------------------------------------------------------------------------------------------------
                                                          IOT REGULAR                       110%        110%      110%       109%
------------------------------------------------------------------------------------------------------------------------------------
                                                          FOREIGN S/C REGULAR               110%        110%      110%       109%
------------------------------------------------------------------------------------------------------------------------------------
                                       SPECIAL MATERIAL BURDEN POOL
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL MATERIAL                                          LETTER OF CREDIT                  103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          TREASURY COST                     103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          AGENT'S FEE                       103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          SHOP OFFLOAD SPECIAL              103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          PURCH PTS SPECIAL                 103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          SUBCONTRACTS SPECIAL              103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          IOT SPECIAL                       103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          SPECIAL MATL (I.E. A/C PURCHASE)  103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                                          FOREIGN S/C SPECIAL               103%        103%      103%       103%
------------------------------------------------------------------------------------------------------------------------------------
                                             OTHER CATEGORIES
------------------------------------------------------------------------------------------------------------------------------------
                                            OTHER DIRECT COSTS
------------------------------------------------------------------------------------------------------------------------------------
OTHER DIRECT COSTS                                        WARRANTY                          128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
(G&A ONLY)                                                ENGINEERING REPRO SUPPLIES        128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
                                                          TRAVEL                            128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
                                                          FIELD SERVICE ODC                 128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
                                                          ITS RENTAL AND SUPPLIES           128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
                                                          MISC. ODC                         128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------
                                                          S/W LICENSE                       128%        128%      128%       128%
------------------------------------------------------------------------------------------------------------------------------------

                                                   EXHIBIT C-4

                                                     ANNEX F

                                        STAGE (MILESTONE) PAYMENT SCHEME

-----------------------------------------------------------------------------------------------------------
   #                   Milestone Description                     Date         Quarter      US ($) Dollars
                                                                                           (inclusive of
                                                                                              6% fee)
-----------------------------------------------------------------------------------------------------------
   1     Frame Mods Fwd Fuselage Drawings issued               30/03/02          Q1             10,700,590
         DAG Structural Installation Design complete
-----------------------------------------------------------------------------------------------------------
   2     Production Enhancers Drawings issued                  30/06/02          Q2             15,584,997
         MIST CSCI Detail Design complete
-----------------------------------------------------------------------------------------------------------
   3     SIL Test Plan complete                                30/09/02          Q3             17,331,789
         SIL Group A (Systems ) Test complete
-----------------------------------------------------------------------------------------------------------
   4     LSA 300 tasks complete                                30/12/02          Q4             13,855,870
         Satcom Radome Installation complete
-----------------------------------------------------------------------------------------------------------
   5     Initial provisioning complete                         30/03/03          Q1             14,135,659
         A/C #1 ECS Installation complete
-----------------------------------------------------------------------------------------------------------
   6     SIL Integration Test complete                         30/06/03          Q2             12,352,680
         A/C Group A Test Execution complete
-----------------------------------------------------------------------------------------------------------
   7     Gnd Test Air Segment Group B Test complete            30/09/03          Q3              7,181,576
         Track Manager CSCI complete
-----------------------------------------------------------------------------------------------------------
   8     Aircraft Flight Readiness Review complete             30/12/03          Q4              6,846,090
         ASTOR Ground Segment test report complete
-----------------------------------------------------------------------------------------------------------
   9     Human Engineering Systems Analysis Report Complete    30/03/04          Q1              8,465,585
         Training Subsystem Acceptance test at MoD complete
-----------------------------------------------------------------------------------------------------------
   10    Safety Case complete                                  30/06/04          Q2              6,417,712
         Support Segment Installation and Acceptance test
         at MOB complete
-----------------------------------------------------------------------------------------------------------
   11    ASTOR System Flight Test Report                       30/09/04          Q3              2,338,443
         A/C #1 Delivery to MoD complete
-----------------------------------------------------------------------------------------------------------
   12    Support for all UK activities.                        30/12/04          Q4                 79,263
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
   13    Support for all UK activities.                        30/03/05          Q1                 79,263
-----------------------------------------------------------------------------------------------------------
   14    Support for all UK activities.                        30/06/05          Q2                 79,263
-----------------------------------------------------------------------------------------------------------
   15    Support for all UK activities.                        30/09/05          Q3                 79,263
-----------------------------------------------------------------------------------------------------------
   16    Support for all UK activities.                        30/12/05          Q4                 79,263
-----------------------------------------------------------------------------------------------------------
   17    Support for all UK activities.                        30/03/06          Q1                 79,263
-----------------------------------------------------------------------------------------------------------
   18    Support for all UK activities.                        30/06/06          Q2                 79,263
-----------------------------------------------------------------------------------------------------------
   19    Support for all UK activities.                        30/09/06          Q3                 79,263
-----------------------------------------------------------------------------------------------------------
   20    Support for all UK activities.                        30/12/06          Q4                 79,263
-----------------------------------------------------------------------------------------------------------
   21    Support for all UK activities.                        30/03/07          Q1                 79,263
-----------------------------------------------------------------------------------------------------------
   22    Support for all UK activities.                        30/06/07          Q2                 79,263
-----------------------------------------------------------------------------------------------------------
   23    Support for all UK activities.                        30/09/07          Q3                 79,263
-----------------------------------------------------------------------------------------------------------
   24    Support for all UK activities.                        30/12/07          Q4                 79,263
-----------------------------------------------------------------------------------------------------------
   25    ISRD completed in accordance with the                 30/03/08          Q1             10,107,948
         requirements of the Authority ISRD Directive
-----------------------------------------------------------------------------------------------------------
                                                Total Price                                    126,349,358
-----------------------------------------------------------------------------------------------------------

Notwithstanding anything contained in this Annex F to the contrary, the Contractor shall have the right to decrease the amounts specified in the last column, entitled "US ($) Dollars (inclusive of 6% fee)", to correspond to the line items in Condition 3, as those line items may be adjusted by the Contractor in accordance with the provisions of Condition 3; provided, however, that the revised Total Price for the column entitled "US ($) Dollars (inclusive of 6% fee)" shall be equal to the dollar amount indicated as the total of the column entitled "Price" in Condition 3, as that amount may be adjusted by the Contractor in accordance with the provisions of Condition 3.

                                                         EXHIBIT C-5

                                                          ANNEX F1

                                              STAGE (MILESTONE) PAYMENT CRITERIA

This annex contains the criteria associated with each stage (milestone) payment as identified in Annex F that the Subcontractor shall complete.

===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No.001                Title: a) Frame Mods Fwd Fuselage Drawings issued and: b) DAG Structural Installation Design complete.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 28/01/02 & b) 26/02/02         Submission Date:
                                                           a) & b) 30/03/02
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 10,700,590
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The issue of the drawings for the Frame Modifications for the Forward Fuselage and: b) the completion of the DAG
Structural Installation Design



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) A complete set of drawings for the Frame Modifications to the Forward
Fuselage approved by the necessary authorities and entered into CM/DM and available for use.

b) The fully complete DAG Structural Installation Design drawings issued for review and approval by the necessary authorities.





---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

III.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 002               Title: a) Production Enhancers Drawings issued and: b) MIST CSCI Detail Design complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 25/04/02 & b) 01/05/04         Submission Date:
                                                           30/06/02
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 15,584,997
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------------------------------------------------------------------------
a) The issue of drawings for the Production Enhancers and: b) completion of the MIST CSCI Detail Design.




---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) A complete set of drawings for the Production Enhancers approved by the necessary authorities and entered into CM/DM and available for use.

b) The fully complete design documentation reviewed and approved by the necessary authorities and available to enable the software code to be completed.




---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
---------------------------------------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

IV.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 003               Title: a) SIL Test Plan complete and: b) SIL Group A (Systems ) Test complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 26/07/02 & b) 26/08/02         Submission Date:
                                                           A0 & b) 30/09/02
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 17,331,789
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the SIL Test Plan and: b) the completion of the SIL Group "A" Systems Test.




---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) The complete set of SIL Test Plans reviewed and approved and available for the generation of the associated Test Procedures.

b) All Group "A" Test in accordance with the approved procedures successfully carried out by the Subcontractor and to the satisfaction of the Contractor and Final Test Report ready for release.




---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

V.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 004               Title: a) LSA 300 tasks complete and: b) Satcom Radome Installation complete

--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 17/10/02 & b) 16/12/02         Submission Date:
                                                            a) & b) 30/12/02
----------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 13,855,870
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of all LSA 300 Tasks and: b) the completion of the installation of the Satcom Radome




---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) Formal evidence to be provided that all LSA 300 tasks have identified all of the maintainence and operation tasks. Full visibility to be provided to ensure that the appropriate fields have been completed in the LSA Database

b) Completion of the SATCOM Radome Installation on the Aircraft in accordance with the fully released drawings and all inspections performed and associated documention completed and approved.




---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
---------------------------------------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

VI.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 005               Title: a) Initial provisioning complete and: b) A/C #1 ECS Installation complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 14/02/03 & 20/02/03            Submission Date:
                                                           a) & b) 30/03/03
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 14,135,659
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Initial Provisioning Tasks and: b)  the completion of Aircraft #1 ECS Installation




---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) A fully defined Initial Spares Package and all associated items placed on order. Evidence to be supplied for items to be procured by the Subcontractor.

b) Completion of the ECS Installation for Aircraft #1 in accordance with the fully released drawings and all inspections performed and associated documention completed and approved.




---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
---------------------------------------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

VII.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 006               Title: a) SIL Integration Test complete and: b) A/C Group A Test Execution complete.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 25/04/03 & b) 12/05/03         Submission Date:
                                                           A) & b) 30/06/03
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 12,352,680
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the SIL Integration Test and: b) the completion of the Execution of the Aircraft Group "A"
Test



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) Complete performance by the Subcontractor to the satisfaction of the
Contractor of the SIL Integration Acceptance Test in accordance with the approved procedures. The completion of the associated Test Report and availability for review.

b) Complete performance by the Subcontractor to the satisfaction of the Contractor of the Aircraft Group "A" Test in accordance with the approved procedures. The completion of the associated Test Report and availability for review.



---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

VIII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 007               Title: a) Gnd Test Air Segment Group B Test complete and: b) Track Manager CSCI complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 20/08/03 & b) 19/09/03         Submission Date:
                                                           a) & b) 30/09/03
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 7,181,576
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Ground Test Air Segment Group "B" Test and: b) the completion of the Track Manager
CSCI.



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) Complete performance by the Subcontractor to the satisfaction of the
Contractor of the Ground Test Air Segment Group "B" Acceptance Test in
accordance with the approved procedures. The completion of the associated Test
Report and availability for review.

b) Fully functional Track Manager CSCI software completed tested, accepted and available for delivery to the SIL.




---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

IX.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 008               Title: a) Aircraft Flight Readiness Review complete and: b) Gnd Test Gnd Seg Group B test complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 19/11/03 & b) 22/12/03         Submission Date:
                                                           a) & b) 30/12/03
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 6,846,090
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Aircraft Flight Readiness Review and: b) the completion of the Ground Test Ground Segment
Group "B" Test



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) The successful completion of all Ground Test Ground Segment Group "B" Tests in accordance with the test procedures Test Reports produced, approved and issued for review.

b) Aircraft Flight Readiness Review complete and all documentation available for signature to allow the Aircraft to fly.





---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

X.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 009               Title: a) Human Engineering Systems Analysis Report Complete and: b) Training Subsystem
                            Acceptance test at MoD complete.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 05/01/04 & b) 14/01/04         Submission Date:
                                                           A0 & b) 30/03/04
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 8,465,585
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Human Engineering Systems Analysis Report and: b) the completion at the MoD of the
Training Subsystem Acceptance Test.



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Human Engineering Systems Analysis Report, approved and available for release, incorporating all the requirements of the Human
Engineering Test Plan.

b) The successful completion at the MoD by the Subcontractor to the satisfaction of the Contractor of the Training Subsystems Acceptance Test in accordance with the Test Procedures. Test Reports produced, approved and issued for review.



---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XI.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 010               Title: a) Safety Case complete and Support Segment Installation and: b) Acceptance test at
                            MOB complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 09/04/04 & b) 04/05/04         Submission Date:
                                                           a) & b) 30/06/04
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 6,417,712
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Safety Case and : b) the completion at the MOB of the acceptance test for the Support Segment Installation.



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the Safety Case, approved and released documentation that fully meets the requirements of the Safety Plan by the Subcontractor to the satisfaction of the Contractor.

b) The successful completion at the MOB by the Subcontractor to the satisfaction of the Contractor of the Support Segment Installation and Acceptance Test in accordance with the Test Procedures. Test Reports produced, approved and issued for review.



---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 011               Title: a) ASTOR System Flight Test Report and: b) A/C #1 Delivery to MoD complete
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date: a) 27/04/04 & b) 09/04/04         Submission Date:
                                                           a) & b) 30/09/04
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 2,338,443
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
a) The release of the ASTOR System Flight Test Report and: b) the delivery to the MoD of Aircraft #1.




---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
a) The completion of the ASTOR System Flight Report, approved and released fully meeting the requirements of the Subcontract, by the Subcontractor to the satisfaction of the Contractor.

b) Completion of the Delivery of Aircraft #1 and susquent acceptance by the Authority of the Aircraft.





---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XIII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 012               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/12/04                                                   30/12/04
----------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 79,263
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XIV.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 013               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/03/05                                                   30/03/05
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XV.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 014               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/06/05                                                   30/06/05
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XVI.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 015               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/09/05                                                   30/09/05
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XVII.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 016               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/12/05                                                   30/12/05
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XVIII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 017               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/03/06                                                   30/03/06
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XIX.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 018               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/06/06                                                   30/06/06
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XX.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 019               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/09/06                                                   30/09/06
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XXI.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 020               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/12/06                                                   30/12/06
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XXII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 021               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/03/07                                                   30/03/07
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XXIII.


===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 022               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/06/07                                                   30/06/07
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XXIV.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 023               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/09/07                                                   30/09/07
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

XXV.



===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 024               Title: Support for all UK activities.
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/12/07                                                   30/12/07
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($):79,263
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The continuous provision by the Subcontractor of Programme Management, Design,
Engineering, Acceptance, Design Authority Liaison & Support for all activities associated with Transition and the Aircraft Modifications for Aircraft 2 - 5.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
The Subcontractor shall have provided the continuous support to the satisfaction of the Contractor to ensure that all activities described above have resulted in the Contractor meeting its delivery and acceptance obligations of Aircraft 2 - 5 to the Authority.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

===========================================================================================================================

                                                    PAYMENT MILESTONE
===========================================================================================================================
Ser.  No. 025               Title: ISRD completed in accordance with the requirements of the Authority ISRD Directive
--------------------------- -----------------------------------------------------------------------------------------------
Planned Completion Date:                                   Submission Date:
30/03/08                                                   30/03/08
---------------------------------------------------------------------------------------------------------------------------
Milestone Value ($): 10,107,948
---------------------------------------------------------------------------------------------------------------------------
Milestone Description:
---------------------------------------------------------- ----------------------------------------------------------------
The completion by the Subcontractor of his support and responsibilities associated with ISRD in accordance with the requirements of the MoD ISRD
Directive, the Master Test Plan and the Acceptance Specification.



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Milestone Completion Criteria:
---------------------------------------------------------- ----------------------------------------------------------------
All responsibilities and support required by the Contractor from the
Subcontractor to ensure that System reliability has Been fully characterised and has been demonstrated to meet or exceed reliability requirements. Any system reliability models have been updated to reflect additional data collected during the conduct of ISRD.






---------------------------------------------------------------------------------------------------------------------------
 Milestone Owner:
---------------------------------------------------------------------------------------------------------------------------
Raytheon:
------------------------------- -------------------------------------------------------------------------------------------
Subcontractor:
===========================================================================================================================

                                  EXHIBIT C-6


                           REVISED STATEMENT OF WORK

                                  EXHIBIT C-7


The Secrets Matter Letter is to be sent by the security controller of the Contractor to the security controller of the Subcontractor under separate cover. For the purposes of this Subcontract the reference for the Secrets Matters Letter is JLK/L3/LET001.

                                                         EXHIBIT C-8

                                                   ANNEX P - KEY PERSONNEL

----------------------------------------------------------------------------------------------------------------
                                         RECOGNISED KEY ASTOR PERSONNEL
----------------------------------------------------------------------------------------------------------------
                          INDIVIDUAL                                       INTEGRATED PROJECT TEAM
----------------------------------------------------------------------------------------------------------------
ANDERSON, HELEN L.                                             PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
ARLEDGE, ROBERT G.                                             AERO SCI 11
----------------------------------------------------------------------------------------------------------------
BLOW, WILLIE L.                                                SYST ENG 11
----------------------------------------------------------------------------------------------------------------
BURGESS, FLOYD (KEN)                                           ENG SERV 11
----------------------------------------------------------------------------------------------------------------
BURKS, MIKE W.                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
CANANT, ROSS L.                                                SYST ENG 11
----------------------------------------------------------------------------------------------------------------
COLE, RONALD (CHIP)                                            SYST ENG 11
----------------------------------------------------------------------------------------------------------------
DELAGUARDIA, CARLOS A.                                         AERO SCI 11
----------------------------------------------------------------------------------------------------------------
DICK, DAVID                                                    SYST ENG 11
----------------------------------------------------------------------------------------------------------------
DONOVAN, JOHN (CLAY)                                           PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
DUNCAN, GARNER (LEE)                                           PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
DUVAL, CHARLES                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
EAMIGH, LAWRENCE                                               TECH PUB 11
----------------------------------------------------------------------------------------------------------------
ELWELL, KEITH                                                  AERO 11
----------------------------------------------------------------------------------------------------------------
EVANS, DARREN
----------------------------------------------------------------------------------------------------------------
FELPS, LOWELL (DOUG)                                           PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
FORD, MIKE
----------------------------------------------------------------------------------------------------------------
FOWLER, BERT                                                   PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
FRAZIER, WAYNE                                                 AERO SCI 11
----------------------------------------------------------------------------------------------------------------
FREELEN, DARYL                                                 H/D/L 11
----------------------------------------------------------------------------------------------------------------
GAROFALO, LYNNORE                                              SYST ENG 11
----------------------------------------------------------------------------------------------------------------
GAUTHIER, EVANS                                                ENG SERV 11
----------------------------------------------------------------------------------------------------------------
GLUCK, BARRY
----------------------------------------------------------------------------------------------------------------
GRAHAM, DENNIS                                                 TECH PUB 11
----------------------------------------------------------------------------------------------------------------
GRAMLEY, HARRY                                                 PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
GRAY, RONALD                                                   QUAL ASSUR 11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        RECOGNISED KEY ASTOR PERSONNEL
----------------------------------------------------------------------------------------------------------------
                          INDIVIDUAL                                       INTEGRATED PROJECT TEAM
----------------------------------------------------------------------------------------------------------------
GREEN, BARRY                                                   ENG SERV 11
----------------------------------------------------------------------------------------------------------------
GWIN, CONNIE                                                   AERO 11
----------------------------------------------------------------------------------------------------------------
HARKSEN, STEVEN                                                SYST ENG 11
----------------------------------------------------------------------------------------------------------------
HOFF, JOHNNIE (LAVERNE)                                        PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
HOTSKO, ANTHONY (TONY)                                         PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
KAMEYER, DARREN                                                AERO SCI 11
----------------------------------------------------------------------------------------------------------------
KING, JAMES                                                    SYST ENG 11
----------------------------------------------------------------------------------------------------------------
KJELLANDER, JON                                                SYST ENG 11
----------------------------------------------------------------------------------------------------------------
KLEIN, DAVID                                                   SYST ENG 11
----------------------------------------------------------------------------------------------------------------
KUSMANOFF, ANTONE                                              SYST ENG 11
----------------------------------------------------------------------------------------------------------------
LARSEN, JR ROY                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
LAWLESS, JIMMY                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
LEVAN, TIMOTHY                                                 TECH PUB 11
----------------------------------------------------------------------------------------------------------------
MABURY, SAM
----------------------------------------------------------------------------------------------------------------
MOORE, R.C.
----------------------------------------------------------------------------------------------------------------
MURPHEY, BETTY
----------------------------------------------------------------------------------------------------------------
MURTHI, ARUN                                                   ENG SERV 11
----------------------------------------------------------------------------------------------------------------
NEEL, DIANNE                                                   SOFTWARE 11
----------------------------------------------------------------------------------------------------------------
ODOM, BARRY                                                    ENG SERV 11
----------------------------------------------------------------------------------------------------------------
PARKER, DONALD                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
PENDERGRASS, GARY                                              SOFTWARE 11
----------------------------------------------------------------------------------------------------------------
PRELLER, R F. (FRED)                                           SYST ENG 11
----------------------------------------------------------------------------------------------------------------
RADFORD, GARY                                                  SYST ENG 11
----------------------------------------------------------------------------------------------------------------
RAZIK, MOHAMED                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------
REDUS, WESLEY                                                  SYST ENG 11
----------------------------------------------------------------------------------------------------------------
SANDOVAL, FRANK
----------------------------------------------------------------------------------------------------------------
SCOTT, TRUMAN                                                  SYST ENG 11
----------------------------------------------------------------------------------------------------------------
SIEFFERT, JON                                                  PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
STAES, TRAVIS                                                  SYST ENG 11
----------------------------------------------------------------------------------------------------------------
STAFFORD, JOSEPH                                               AERO 11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        RECOGNISED KEY ASTOR PERSONNEL
----------------------------------------------------------------------------------------------------------------
                          INDIVIDUAL                                       INTEGRATED PROJECT TEAM
----------------------------------------------------------------------------------------------------------------
STEPHENS, GARY                                                 PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
STRANO, ANGELO S.
----------------------------------------------------------------------------------------------------------------
SUTTON, WILLIAM                                                TECH PUB 11
----------------------------------------------------------------------------------------------------------------
TURNER, RANDY                                                  AERO SCI 11
----------------------------------------------------------------------------------------------------------------
UNDERWOOD, RICHARD                                             PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
VAUGHN, KATHRYN                                                SOFTWARE 11
----------------------------------------------------------------------------------------------------------------
VILLANUEVA, JR JOSE                                            PROG MGMT 11
----------------------------------------------------------------------------------------------------------------
WATTS, WILLIAM (MARK)                                          AERO 11
----------------------------------------------------------------------------------------------------------------
WHITE, JOHN                                                    TECH PUB 11
----------------------------------------------------------------------------------------------------------------
WIRT, CHARLES (CHUCK)                                          TECH PUB 11
----------------------------------------------------------------------------------------------------------------
WOODRUFF, ROBERT                                               SYST ENG 11
----------------------------------------------------------------------------------------------------------------
WOOTEN, ANGELA                                                 SOFTWARE 11
----------------------------------------------------------------------------------------------------------------
YEAGER, THOMAS                                                 SYST ENG 11
----------------------------------------------------------------------------------------------------------------

                                  EXHIBIT C-9

                             ANNEX R - ASSUMPTIONS

GENERAL

The ASTOR Air Segment peace time utilisation rate will be a maximum of three thousand two hundred (3,200) flying hours per annum.

The ASTOR Air Segment usage during crisis and war utilisation rate will be a maximum of two thousand three hundred and ten (2,310) flying hours over a 90 day period.

The combined Ground Segment peace time utilisation rate will be a maximum of twenty one thousand, two hundred (21,200) operating hours per annum.

The combined Ground Segment utilisation rate during crisis and war will be a maximum of thirteen thousand eight hundred (13,800) operating hours over a 90 day period.

The term 'in-service and supported' means any equipment in the MoD inventory that has an in-service Equipment Support Manager (ESM) and that spares provisioning, technical publications, training and PDS exist and are in place. That said, any element of support that is not already provided is excluded from this definition.

A maximum deployment scenario consists of two (2) simultaneous independent Air Platform deployments and four (4) simultaneous independent Ground Station deployments, whilst continuing to maintain the remainder of the ASTOR System at the Main Operating Base.

TRAINING

The training courses to be developed by the Subcontractor and delivered by the Contractor are based on the manpower establishment as advised by the Authority in the Scoping Study (Issue 2.0) dated 7 Dec 99 (Once reviewed by RSL) - Phase One of the Training Needs Analysis.

The training output standards for ASTOR personnel are of a comparable standard to current in-service courses. For example, pilots shall achieve a 100% overall pass mark for all AP safety related issues or electronic technicians are to be capable of carrying out repairs in accordance with the repair policy in that level 1 and 2 tasks should be completed within 30 mins and level 3 within 2 hours.

During the design of the training systems, the Subcontractor will make best use of the knowledge available to enable the capability to link the ASTOR TSS to external training systems and equipment for real-time, realistic, interactive training.

INITIAL PROVISIONING

The Subcontractor is responsible for recommending deciding the content of the Initial Provisioning spares package. Initial Provisioning package, spares used by the Subcontractor to support the Integration and Test phase may be used and will be accepted by the Authority provided each such spare:

     a)   is of the accepted build standard,

     b) has not been subject to environmental stressing beyond design limits, and

     c)   has been appropriately refurbished.

The OLGS AOS shall support both the JFACC and JFHQ, ie all 5 workstation containers and associated communications.

Admin and Logistics Delay Times that affect the Supply Chain Pipeline when supporting deployed operations, including during sustained operations in Crisis, Tension and War have been taken into account.

All spares supplied are capable of being identified when removed from their packaging.

TECHNICAL DOCUMENTATION AND DATA

By the System CDR the Contractor will either provide the Subcontractor with a Technical Documentation and Data (TD&D) viewer or confirm the specification of the TD&D viewer.

                                                                  Exhibit D to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------

                                                                  Exhibit E to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------

                                                                  Exhibit F to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------

                STAMP DUTY, GST AND SUPERANNUATION (AUSTRALIA)

1.       STAMP DUTY

         The Sellers, L-3 Australian Subsidiary and Buyer agree to prepare a schedule within 75 days of Closing containing a description of the Australian Acquired Assets, their location within Australia and an allocation of their value to enable the L-3 Australian Subsidiary to lodge that schedule with relevant Australian Governmental Entities for stamp duty purposes, provided however that such allocation shall conform with the Allocation Schedule prepared in accordance with clause 1.4 of the Asset Purchase Agreement.

2.       GST

2.1      SUPPLY OF A GOING CONCERN

         Raytheon Australia and L-3 Australian Subsidiary acknowledge and agree that:

               (a) the sale of the Australian AIS Business is a supply of a going concern for the purposes of the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth);

               (b) Raytheon Australia will supply to L-3 Australian Subsidiary all of the things that are necessary for the continued operation of the Australian AIS Business as provided by Article 1.1 of the Asset Purchase Agreement;

               (c) L-3 Australian Subsidiary warrants that it is Registered or is Required to be Registered at the date of Closing; and

               (d) Raytheon Australia will carry on the Australian AIS Business until the date of the supply of the Australian AIS Business to L-3 Australian Subsidiary.

2.2      GST

         If any Supply made by a party under this Agreement is subject to GST, including if the supply of the Australian AIS Business is not a supply of a going concern for the purposes of the A New Tax System (Goods and Services Tax) Act 1999 (C'th), the Supplier may, in addition to the consideration for the Supply, recover an additional amount on account of GST from the Recipient. The parties agree, that this clause overrides the effect that clause 8.1(d) of the Asset Purchase Agreement would otherwise have in respect of the manner in which the GST cost is to be borne between the parties.

2.3      ADDITIONAL AMOUNT

         The additional amount on account of GST referred to in clause 2.2 ("GST"):

               (a) is equal to the GST exclusive consideration payable by the Recipient for the relevant Supply multiplied by the prevailing GST rate; and

               (b) subject to clause 2.4, is payable not later than 14 days from the day the Supplier gives notice to the Recipient that the Supply is subject to GST.

2.4      TAX INVOICE

         The Supplier must provide a tax invoice to the Recipient in a form that complies with the GST Law when the Supplier gives notice to the Recipient that the Supply is subject to GST.

3.       SUPERANNUATION

3.1      L-3 AUSTRALIAN SUBSIDIARY'S OBLIGATION

         Prior to Closing and with effect from the Closing, the L-3 Australian Subsidiary must establish or identify a superannuation fund or funds which will provide benefits for the Transferring Employees on terms no less favourable than those of the Australian Disclosed Funds that applied to the AIS Employees immediately before Closing and the Buyer must ensure that L-3 Australian Subsidiary offers to Transferring Employees, membership of such superannuation fund which provides to the particular Transferring Employee benefits on terms no less favourable than that Transferring Employee had in respect of the particular Australian Disclosed Funds of which it was a member.

3.2      WARRANTIES AND INDEMNITIES - SUPERANNUATION - AUSTRALIA

               (a) Except in relation to the Australian Disclosed Funds and the AIS Benefit Plans , the Sellers do not make payments to any funds, schemes or arrangements relating to retirement, death or disablement benefits, and there is no contract, agreement, arrangement or proposal in force or promised whereby the Sellers could become so liable at any time for the Transferred Employees.

               (b) Prior to Closing, the Sellers have disclosed full details, in relation to the Transferring Employees, of:

                    (i)  the level of benefits payable; and

                    (ii) the rate at which employer contributions are
                         currently paid to the Australian Disclosed Funds, the basis on which those contributions are calculated and whether those contributions are paid in advance or in arrears.

               (c) All amounts due to the Australian Disclosed Funds (including all contributions, taxes and expenses) have been paid and no services have been rendered or requested in relation to the Australian Disclosed Funds which have not been paid for.

               (d) In respect of the Australian Disclosed Funds, the Sellers have given the L-3 Australian Subsidiary true, correct and up to date copies of:

                    (i)   all trust deeds and rules;

                    (ii) all explanatory booklets, announcements and notices of current effect;

                    (iii) all relevant accounts; and

                    (iv)  the most recent actuarial valuations.

4.       DEFINITIONS

         All other capitalised terms used in this clause and not defined have the meaning given to them in the Asset Purchase Agreement. In this Exhibit F, these meanings apply unless the contrary intention appears.

         AUSTRALIAN ACQUIRED ASSETS means the Australian assets utilized exclusively or primarily in the Australian AIS Business.

         AUSTRALIAN AIS BUSINESS means the Maritime Aircraft Patrol Division of the Sellers located at Avalon, Victoria and Adelaide, South Australia.

         AUSTRALIAN DISCLOSED FUNDS means Westpac Business Superannuation - Raytheon Systems Company Australia Superannuation Fund, The Superannuation Trust of Australia and Raytheon Superannuation Fund.

         GST has the same meaning as in the A New Tax System (Goods & Services Tax) Act 1999 (Cwlth).

         GST-FREE has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth).

         GST LAW has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth).

         SUPPLY means any supply (as defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth) and includes the sale of the Business) made by a party under this agreement.

         SUPPLIER means any party making a Supply under this agreement.

         RECIPIENT means the recipient of any Supply under this agreement.

         REGISTERED OR REQUIRED TO BE REGISTERED has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth).

                                                                  Exhibit G to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------


                                  APPENDIX D

                    THALES-RAYTHEON SYSTEMS LLC (SUPPLIER)

                                    PAGE 1


Prime Contractor (Customer):  Buyer

Subcontractor (Supplier): Thales-Raytheon Systems LLC (TRS)

Prospective Program Customer and Program Name:  Korean Air Force AEW&C

Existing Work:   None.

IOT:  None.

Proposed Activities:

The parties shall cooperate in joint marketing for the Program to the prospective Program Customer particularly promoting the use of the SAADS MCRC software and related Operational capabilities, and the advantages of this being both at the ground sites and in the AEW. In event that the contract for the Program is awarded to Buyer, TRS LLC shall supply and support the implementation of the SAADS-based software into the AEW&C aircraft.

Exclusivity:

The teaming arrangement shall be exclusive with respect to both Parties.

                                                                  Exhibit H to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------


             Appendix F of Supply Agreement (Raytheon as Supplier)
             -----------------------------------------------------

                                                                  Exhibit I to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------


    Appendix D of Supply Agreement (Raytheon Technical Services Company as
                                  Customer)
 -------------------------------------------------------------------------------

                                                                  Exhibit J to
                                                                  ------------
                                                              Letter Agreement
                                                              ----------------


(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------------
       BUS.               PROGRAM             ORDER              TECH                                   SUPPLIER
       AREA                NAME               NUMBER             AREA           ITEM/SYSTEM               NAME         ULO ($)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 ARP 130/141         WLR9303201         Nav/Comm         AFCS-single;         Honeywell              17,689,982
                                                                            data;support;NRE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 EAU                 4500104497         Sensors          Up/Down Converter    Remec                   7,388,984
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR                                  A/C Systems      Fab A/C parts        AIS Greenville          7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 MCS/SAM             4500110434         Sensors          Tech Spt             Rockwell Collins        4,733,306
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Sea Sentinal        4500051453         A/C Systems      Engineering Support  Lockheed Martin         3,394,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Big Safari          4500113507         A/C Systems      Computers and        Safe Flight             2,450,080
                                                                            Computer parts
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Big Safari          4500117859         A/C Systems      Radio Switches       Herley New England      2,440,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 SRP                 G199910001         A/C Systems      Horizontal           Middle River Aircraft   2,089,566
                                                                            (E-1KA)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Cobra Ball Spares   4500115808         Sensors          Demod Chassis, RCU,  Condor                  1,953,368
                                                                            Displays
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 EAU Spares          4500116619         Sensors          Dual Downconverters  Remec                   1,781,254
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                    ARP 130/141                            Nav/Comm         OFP3 software        Honeywell- Alb          1,657,495
                                                                            upgrade
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Navy                4500117638         Sensors          Pathfinder System    BAE Systems             1,586,496
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 EJI                 4500069362         SDRI             Cabinets             BomHoff                 1,548,307
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Spares              4500118216         A/C Systems      Tailpipes            AHL                     1,457,595
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Navy                4500105113         Nav/Comm         Wideband Receiver    BTG                     1,411,969
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                    ARP 130/141                            Nav/Comm         OFP3 software        Honeywell-Teterboro     1,388,403
                                                                            upgrade
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR                                  A/C Systems      Testing              Eglin AFB               1,370,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR               4500102176         Nav/Comm         Interface            American Nucl           1,246,000
                                                                            Cancellation Unit
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 SRP                 G199940004         A/C Systems      Upper Longerons      Middle River Aircraft   1,146,619
                                                                            (n-1 Kit)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 MSC SAM             4500050991         Nav/Comm         MCS SAM Areas of     Rockwell Collins        1,102,526
                                                                            Concern
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 ARP 130/141         WLR9617201         Nav/Comm         Autopilot, CDS       Honeywell               1,086,016
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Alfa Sierra         4500018631         SDRI             Cabinets / Moved to  DeCrane Aircraft          967,000
                                                                            G21
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 SOFIA               4500075643         A/C Systems      Aperture             Scaled Technology         884,000
                                                                                                 Works
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Peace Pioneer       4500035066         Sensors          Training & Materials L-3 Comm                  863,472
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR*              ASTOR               4500092659         Sensors          IFF Transponder      Raytheon (RSL UK)         492,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Peace Pioneer       G199712012         Nav/Comm         Data Link            ELTA Electronics          786,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Big Safari          4500097917         A/C Systems      Radio Switches       Sun Moon/ Herley          754,910
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR               4300001329         SDRI             Struct Monitor       Sys & Elect Inc           746,978
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Proj. Underdog      4500108820         Sensors          Eng Support          Raytheon                  709,755
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Extract             4500111215         Sensors          Synthesizer          ITT Industries            705,900
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 GPSENS              4500059226         Nav/Comm         Autopilot,CDS        Honeywell                 675,120
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 MSC SAM             HG11000001         Nav/Comm         MCS SAM Support      Rockwell Collins          673,127
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 August Moon         4500026160         SDRI             Flat Panel Displays  Astronautics              669,653
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Alfa Sierra         4500086868         SDRI             Dance / Moved to W63 Jerry Fain                665,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 E6B                 4500106770         Nav/Comm         AN/ARQ-57 KIT        Rockwell Collins          658,856
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 GPSENS OFP 2        4500098650         Nav/Comm         GPS                  Honeywell                 644,525
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR                                  SDRI             Tactical Ctl. Disp.  TBD                     1,500,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 GPSENS              WLR9534701         Nav/Comm         Autopilot,CDS        Honeywell                 598,065
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Tango/Dallah        4500046400         SDRI             Cabinets/Tables/Misc JCP                       591,327
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 ARP 130/141         WLR9320701         Nav/Comm         GPS                  Honeywell                 586,277
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 Big Safari          4500098295         Nav/Comm         Cosite Array phase1  ANC                     1,076,316
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Navy                4500112979         Sensors          CCU                  Palomar                   572,850
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TRS                 TRS                 4500054934         Sensors          Support Services     Pacific Sierra (PSR)      539,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Airlift/Avionics    LC-130R             4500039530         A/C Systems      Kits & Flt Test      Smiths Industries         514,000
                                                                            Support LC130-R
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASTOR               ASTOR                                  A/C Systems      Testing              Edwards AFB               512,828
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G&C                 Executive Jet       4500054114         SDRI             various audio/video  Pacific Systems         (564,000)
                                                                            comp
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Not available       Not available       4700006439         153              Aircraft             Gulfstream             32,800,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Not available       Not available       4700005790         153              Engine Rep.          Texas Aero              1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AMM                 C 141               4500126092         Nav/Comm         Software             Honeywell               1,657,495
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AMM                 C 141               4500126380         Nav/Comm         Software             Honeywell               1,388,404
-----------------------------------------------------------------------------------------------------------------------------------

*Upon the mutual agreement of the Buyer and Raytheon Systems Limited, the requirement to purchase IFF Transponders under Order No. 4500092659 may be amended and the corresponding value of the ULO($) may be reduced after the Closing to reflect a reduction in the quantity of deliverable units.